SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Goldman Sachs BDC, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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GOLDMAN SACHS BDC, INC.

200 West Street

New York, New York 10282

April 2, 2021

Dear Stockholder:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Meeting”) of Goldman Sachs BDC, Inc. (the “Company”) to be held on May 14, 2021, at 10:00 a.m. (Eastern Time). The Meeting will be conducted as a virtual meeting hosted by means of a live webcast. The Board of Directors of the Company has implemented a virtual meeting format this year primarily to reflect our and global concerns regarding the spread of COVID-19. Stockholders will be able to listen, vote, and submit questions from their home or any location with internet connectivity.

You or your proxyholder will be able to attend the Meeting online, vote and submit questions by visiting http://www.meetingcenter.io/202410634 and using a control number assigned by Computershare Fund Services. To register and receive access to the virtual meeting, you will need to follow the instructions provided in the Notice of Annual Meeting and Proxy Statement that follow.

The Meeting is being held (i) to elect three Class I directors of the Company, who will each serve until the 2024 annual meeting of stockholders or until his or her successor is duly elected and qualified, and (ii) to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

A formal Notice of Annual Meeting and Proxy Statement setting forth in detail the matters to come before the Meeting are attached hereto, and a proxy card is enclosed for your use. You should read the Proxy Statement carefully.

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS VERY IMPORTANT. If you do not plan to be present at the virtual Meeting, you can vote by signing, dating and returning the enclosed proxy card promptly or by using the Internet or telephone voting options as described on your proxy card. If you have any questions regarding the proxy materials, please contact the Company at (866) 875-8614. Your prompt response will help reduce proxy costs—which are paid by the Company and indirectly by its stockholders—and will also mean that you can avoid receiving follow-up phone calls and mailings.

Sincerely,

/s/ Brendan McGovern

Brendan McGovern

Chief Executive Officer and President

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT.

GOLDMAN SACHS BDC, INC.

200 West Street

New York, New York 10282

NOTICE OF ANNUAL MEETING

To Be Held On May 14, 2021

April 2, 2021

Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of Goldman Sachs BDC, Inc. (the “Company”) that:

The 2021 Annual Meeting of Stockholders (the “Meeting”) will be held virtually on May 14, 2021, at 10:00 a.m. (Eastern Time), by means of a live webcast, for the following purposes (the “Proposals”):

1.	to elect three Class I directors of the Company, who will each serve until the 2024 annual meeting of the stockholders or until his or her successor is duly elected and qualified; and

2.	to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The matters referred to above are discussed in the Proxy Statement attached to this Notice. On February 24, 2021, the Board of Directors of the Company, including each of the independent directors, unanimously recommended that you vote “FOR” each of the Proposals.

You will be able to attend the Meeting online, submit your questions during the meeting and vote your shares electronically at the meeting by going to http://www.meetingcenter.io/202410634 and entering your control number, which is included on the proxy card that you received. The password to attend the meeting is BDC2021.

If your shares are held through a stock brokerage account or by a bank or other holder of record you will need to request a legal proxy in order to receive access to the virtual meeting. To do so, you must submit proof of your proxy power (legal proxy) reflecting your holdings along with your name and email address to Computershare Fund Services. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 11, 2021. You will receive a confirmation of your registration by email that includes the control number necessary to access and vote at the meeting. Requests for registration should be directed to Computershare at shareholdermeetings@computershare.com.

The meeting webcast will begin promptly at 10:00 a.m. (Eastern Time). We encourage you to access the Meeting prior to the start time. For additional information on how you can attend and participate in the virtual Meeting, please see the instructions beginning on page 1 of the proxy statement that follows. Because the Meeting will be a completely virtual meeting, there will be no physical location for Stockholders to attend.

Stockholders of record at the close of business on April 1, 2021 are entitled to receive notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

Your vote is extremely important to us. If you will not attend the virtual Meeting, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by Internet or by telephone. In the event there are not sufficient votes for a quorum or to approve the Proposals at the time of the Meeting, the Meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Board of Directors of the Company.

By Order of the Board of Directors

of Goldman Sachs BDC, Inc.

/s/ Caroline Kraus

Caroline Kraus

Secretary

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

To secure the largest possible representation at the Meeting, please mark your proxy card, sign it, date it, and return it in the postage-paid envelope provided (unless you are voting by Internet or by telephone). If you sign, date and return a proxy card but give no voting instructions, your shares will be voted “FOR” all of the proposals indicated on the card. If you prefer, you may instead vote via the Internet or by telephone. To vote in this manner, you should refer to the directions below.

To vote via the Internet, please access the website found on your proxy card and follow the on-screen instructions on the website.

To vote by telephone, Stockholders within the United States should call the toll-free number found on the proxy card and follow the recorded instructions. Stockholders outside the United States should vote via the Internet or by submitting a proxy card instead.

You may revoke your proxy at any time at or before the Meeting (1) by notifying the Secretary of the Company in writing at the Company’s principal executive offices, (2) by submitting a properly executed, later-dated proxy or (3) by attending the virtual Meeting and voting during the webcast.

ANNUAL MEETING

OF

GOLDMAN SACHS BDC, INC.

200 West Street

New York, New York 10282

PROXY STATEMENT

April 2, 2021

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of Goldman Sachs BDC, Inc. (the “Company”) for use at the 2021 Annual Meeting of Stockholders (the “Meeting”), to be held virtually on May 14, 2021, at 10:00 a.m. (Eastern Time), and any postponement or adjournment thereof. Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (the “SEC”), and some of it is technical in nature. If there is anything you do not understand, please contact the Company at (866) 875-8614.

This Proxy Statement, the accompanying Notice of Annual Meeting and proxy card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 are being mailed to stockholders (the “Stockholders”) of the Company of record as of April 1, 2021 (the “Record Date”) on or about April 12, 2021.

PURPOSE OF THE MEETING

At the Meeting, you will be asked to vote on the following proposals:

1.	To elect three Class I directors of the Company who will each serve until the 2024 annual meeting of the stockholders or until his or her successor is duly elected and qualified (“Proposal 1”); and

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (“Proposal 2”).

INFORMATION REGARDING ATTENDING THE MEETING

The Meeting will be a virtual meeting conducted exclusively via live webcast starting at 10:00 a.m. (Eastern Time). You will be able to attend the Meeting online, submit your questions during the Meeting and vote your shares electronically at the meeting by going to http://www.meetingcenter.io/202410634 and entering your control number, which is included on the proxy card that you received. The password to attend the Meeting is BDC2021. Because the Meeting is completely virtual and being conducted via live webcast, Stockholders will not be able to attend the Meeting in person.

If your shares are held through a stock brokerage account or by a bank or other holder of record you will need to request a legal proxy in order to receive access to the virtual meeting. To do so, you must submit proof of your proxy power (legal proxy) reflecting your holdings along with your name and email address to Computershare Fund

Services. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 11, 2021. You will receive a confirmation of your registration by email that includes the control number necessary to access and vote at the meeting. Requests for registration should be directed to Computershare at shareholdermeetings@computershare.com.

In light of the rapidly changing developments related to the coronavirus (COVID-19) pandemic, we are pleased to offer our Stockholders a completely virtual Meeting, which provides worldwide access and communication, while protecting the health and safety of our Stockholders, directors, management and other stakeholders. We are committed to ensuring that Stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We will try to answer as many Stockholder-submitted questions as time permits that comply with the Meeting rules of conduct. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If substantially similar questions are received, we will group such questions together and provide a single response to avoid repetition.

INFORMATION REGARDING THIS SOLICITATION

It is expected that the solicitation of proxies will be primarily by mail. The Company’s officers, and personnel of the Company’s investment adviser, GSAM, and the Company’s transfer agent and any authorized proxy solicitation agent, may also solicit proxies by telephone, email, facsimile or Internet. If the Company records votes through the Internet or by telephone, it will use procedures designed to authenticate Stockholders’ identities to allow Stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their identities have been properly recorded.

The Company will pay the expenses associated with this Proxy Statement and solicitation, in a manner agreed upon by the Board. The Company has engaged Computershare Inc. to assist in the distribution of the proxy materials and tabulation of proxies. The cost of such services with respect to the Company is estimated to be approximately $69,730, plus reasonable out-of-pocket expenses.

To vote by mail, sign, date and promptly return the enclosed proxy card in the accompanying postage pre-paid envelope. To vote by Internet or telephone, please use the control number on your proxy card and follow the instructions as described on your proxy card. If you have any questions regarding the proxy materials, please contact the Company at (866) 875-8614. If the enclosed proxy card is properly executed and received prior to the Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card. If no instructions are marked, the proxy card will be voted “FOR” each of the Proposals described in this Proxy Statement. In either case, shares will be voted in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Any person giving a proxy may revoke it at any time before it is exercised (1) by notifying the Secretary of the Company in writing at the Company’s principal executive offices, (2) by submitting a properly executed, later-dated proxy or (3) by attending the virtual Meeting and voting during the webcast.

If (i) you are a member of a household in which multiple Stockholders share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household material, then your broker or bank may send to your household only one copy of this Proxy Statement, unless your broker or bank previously received contrary instructions from a Stockholder in your household. If you are part of a household that has received only one copy of this Proxy Statement, the Company will deliver promptly a separate copy of this Proxy Statement to you upon written or oral request. To receive a separate copy of this Proxy Statement, please contact the Company by calling (toll-free) (866) 875-8614 or by mail to the Company’s principal executive offices at Goldman Sachs BDC, Inc., 200 West Street, New York, New York 10282. If your shares are held with certain banks, trust companies, brokers, dealers, investment advisers and other financial intermediaries (each, an “Authorized Institution”) and you would like to receive a separate copy of future proxy statements, notices of internet availability of proxy materials, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 14, 2021

This Proxy Statement is available online at www.proxyvote.com (please have the control number found on your proxy card ready when you visit this website).

INFORMATION REGARDING SECURITY OWNERSHIP

Control Persons and Principal Stockholders

The following table sets forth, as of March 15, 2021, certain ownership information with respect to shares of the Company’s common stock for each of the Company’s current directors (including the nominees), executive officers and directors and executive officers as a group, and each person known to the Company to beneficially own 5% or more of the outstanding shares of the Company’s common stock. With respect to persons known to the Company to beneficially own 5% or more of the outstanding shares of the Company’s common stock, such knowledge is based on beneficial ownership filings made by the holders with the SEC and other information known to the Company. The percentage ownership is based on 101,599,020 shares of common stock outstanding as of March 15, 2021.

Name and Address	Type of Ownership	Shares Owned	Percentage
Beneficial owners of 5% or more
The Goldman Sachs Group, Inc. (1)	Beneficial	6,483,679	6.4%

Interested Director
Kaysie Uniacke	Beneficial	22,557	*

Independent Directors
Jaime Ardila	Beneficial	19,414	*
Carlos E. Evans	Beneficial	14,446	*
Ross J. Kari	Beneficial	10,000	*
Ann B. Lane	Beneficial	16,890	*
Timothy J. Leach	Beneficial	17,671	*
Richard A. Mark	Beneficial	17,667	*
Susan B. McGee	Beneficial	21,787	*

Executive Officers
Brendan McGovern	Beneficial	53,890	*
Jon Yoder	Beneficial	11,000	*
Joseph DiMaria	—	—	—
Julien Yoo	—	—	—
Caroline Kraus	—	—	—
David Yu	Beneficial	11,223	*
Jordan Walter	Beneficial	4,577	*
David Pessah	—	—	—
Michael Mastropaolo	Beneficial	5,075	*
All executive officers and directors as a group (17 persons) (2)	Beneficial	226,197	*

*	Less than 1%.
(1)

Based on a Schedule 13G/A filed with the SEC on February 10, 2021. The address of The Goldman Sachs Group, Inc. (“Group Inc.”), a Delaware corporation, is 200 West Street, New York, New York 10282. The shares of the Company’s common stock shown in the above table as being owned by Group Inc. include 652,380 shares held directly by Goldman Sachs & Co. LLC (“Goldman Sachs”) and Folio Investments, Inc., subsidiaries of Group Inc. Group Inc. disclaims beneficial ownership of such shares except to the extent of its pecuniary interest therein. Each of Group Inc. and Goldman Sachs has indicated that it intends to vote the Company’s shares over which it has voting discretion in the same manner and proportion as shares of the Company over which Group Inc. or Goldman Sachs does not have voting discretion.

(2)	The address for each of the Company’s directors and executive officers is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.
(3)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Dollar Range of Equity Securities Beneficially Owned by Directors

The following table sets out the dollar range of the Company’s equity securities beneficially owned by each of the Company’s directors as of March 15, 2021. Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. The Company is not part of a “family of investment companies,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Name of Director	Dollar Range of Equity Securities in the Company (1)(2)
Interested Director
Kaysie Uniacke	over $100,000

Independent Directors
Jaime Ardila	over $100,000
Carlos E. Evans	over $100,000
Ross J. Kari	over $100,000
Ann B. Lane	over $100,000
Timothy J. Leach	over $100,000
Richard A. Mark	over $100,000
Susan B. McGee	over $100,000

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)

Dollar ranges were determined using the number of shares beneficially owned as of March 15, 2021 multiplied by the closing sales price of the Company’s common stock as reported on the New York Stock Exchange (the “NYSE”) on March 15, 2021.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board is divided into three classes with staggered three-year terms. At each annual meeting of Stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of Stockholders held in the third year following the year of their election. At the Meeting, you will be asked to elect three Class I directors to serve until the 2024 annual meeting of Stockholders or until his or her successor is duly elected and qualified or until his or her earlier death, resignation, removal or disqualification. In addition, the Board has adopted policies which provide that (a) no director shall hold office for more than 15 years and (b) a director shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement has been adopted by a majority of the other directors. These policies may be changed by the directors without a stockholder vote.

Information concerning the nominees and other relevant factors is provided below. Using the enclosed proxy card or voting by the Internet or by telephone, a Stockholder may vote his or her shares for or against, or abstain from voting with respect to, the election of either nominee. If the enclosed proxy card is properly executed and received prior to the Meeting (and has not been revoked) but no instructions are marked, the proxies will vote “FOR” the nominees.

Each of Mr. Carlos E. Evans, Mr. Timothy J. Leach and Ms. Susan B. McGee has consented to his or her nomination and has agreed to continue to serve if elected. If, at the time of the Meeting, for any reason, Mr. Evans, Mr. Leach or Ms. McGee is not available for election or is not able to serve as a director, the persons named as proxies intend to exercise their voting power in favor of such person as is nominated by the Board as a substitute.

ON FEBRUARY 24, 2021, THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDED THAT YOU VOTE “FOR” EACH NOMINEE LISTED ABOVE.

Information about the Nominees and Directors

Set forth below are the names of the nominees for Class I directors, as well as each of the continuing directors, and their addresses, ages, terms of office, principal occupations for at least the past five years and any other directorships they hold in companies which are subject to the reporting requirements of the Exchange Act or are registered as investment companies under the 1940 Act. Directors (including one of the nominees) who (1) are not deemed to be “interested persons,” as defined in the 1940 Act, of the Company, (2) meet the definition of “independent directors” under the corporate governance standards of the NYSE and (3) meet the independence requirements of Section 10A(m)(3) of the Exchange Act are referred to as “Independent Directors.” Ms. Uniacke is deemed to be an “interested person” of the Company and is referred to as the “Interested Director.”

Each of Mr. Evans, Mr. Leach and Ms. McGee has been nominated for election as a Class I director to serve until the 2024 annual meeting of stockholders. Neither of the nominees are being proposed for election pursuant to any agreement or understanding between such nominee and the Company.

Class I Director Nominees

Name, Age and Address (1)	Position with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships
Independent Directors
Carlos E. Evans (69)	Class I Director	Director since October 2020; term expires 2021 (2024 if re-elected)

Mr. Evans is retired. He is Director, Sykes Enterprises, Inc. (2016–Present); Chairman, Highwoods Properties, Inc. (2018–Present); Director, Highwoods Properties, Inc. (2015–2018); Director, National Coatings and Supplies Inc. (2015–Present); Director, Warren Oil Company, LLC (2016–Present); Director, American Welding & Gas Inc. (2015–Present); and Director, Johnson Management (2015–Present). He was formerly Executive Vice President and Group Head of Wells Fargo Eastern Commercial Banking and National Head of Government and Institutional Banking (2009–2014).

Director—the Company and Goldman Sachs Middle Market Lending LLC II (“MMLC II”).

Sykes Enterprises, Inc. (an international provider of outsourced customer contact management services); Highwoods Properties, Inc. (a real estate investment trust); National Coatings and Supplies Inc.; Warren Oil Company, LLC; American Welding & Gas Inc.; and Johnson Management

Timothy J. Leach (65)	Class I Director	Director since October 2020; term expires 2021 (2024 if re-elected)

Mr. Leach is retired. He is Chairman, Habitat for Humanity of Sonoma County (2019–Present); Director, Habitat for Humanity of Sonoma County (2017–2019). He was formerly Chief Investment Officer, US Bank Wealth Management (2008–2016) and Treasurer and Director, National Committee to Preserve Social Security & Medicare (2014–2019).

Director—the Company and MMLC II.

Habitat for Humanity of Sonoma County

Name, Age and Address (1)	Position with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships
Susan B. McGee (62)	Class I Director	Director since June 2018; term expires 2021 (2024 if re-elected)

Ms. McGee is retired. She formerly held senior management positions with U.S. Global Investors, Inc. (an investment management firm), including Chief Compliance Officer (2016–2018), President (1998–2018) and General Counsel (1997–2018). She was also formerly Vice President of the U.S. Global Investors Funds (2016–2018). She also currently serves as a member of the Asset Management Advisory Committee (2019–Present).

Director—the Company; Goldman Sachs Private Middle Market Credit LLC (“PMMC”) and Goldman Sachs Private Middle Market Credit II LLC (“PMMC II”).

None

Continuing Directors not up for re-election at the Meeting

Name, Age and Address (1)	Position with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships
Independent Directors
Jaime Ardila (65)	Chairman of the Board; Class II Director	Chairman of the Board since January 2018, Director since February 2016; term expires 2022

Mr. Ardila is retired. He is Director, Accenture plc (2013–Present); and Director, Nexa Resources S.A. (2019–Present). Formerly, he was Director, Ecopetrol (2016–2019); and held senior management positions with General Motors Company (an automobile manufacturer) (1984–1996 and 1998–2016), most recently as Executive Vice President, and President of General Motors’ South America region (2010–2016).

Chairman of the Board of Directors—the Company; PMMC; and PMMC II.

Accenture plc (a management consulting services company); Nexa Resources S.A. (an oil and gas company).

Name, Age and Address (1)	Position with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships
Ross J. Kari (62)	Class III Director	Director since April 2016; term expires 2023

Mr. Kari is retired. He is a Director, Summit Bank (2014-Present). Formerly, he was Executive Vice President and Chief Financial Officer, Federal Home Loan Mortgage Corporation (Freddie Mac) (2009–2013); and was a Member of the Board of Directors of KKR Financial Holdings, LLC (2007–2014).

Director—the Company; PMMC; and PMMC II.

None

Richard A. Mark (67)	Class II Director	Director since October 2020; term expires 2022

Mr. Mark is retired. He is Director, Viatris Inc. (2020–Present); and Director, Almost Home Kids (2016–Present). He was formerly Director, Mylan N.V. (2019–2020); Partner, Deloitte & Touche LLP (2002–2015) and Chairman and member of the Audit Committee, Katy Industries, Inc. (2015–2016).

Director—the Company and MMLC II.

Viatris Inc. (a global pharmaceutical company); Almost Home Kids (an organization which provides care to children with complicated health needs).

Ann B. Lane (66)	Class III Director	Director since February 2016; term expires 2023

Ms. Lane is retired. Formerly, she was Director, Dealertrack Technologies, Inc. (an automotive software solutions and services company) (2007–2015); and Managing Director, Co–Head of Syndicated & Leveraged Finance and Head of Loan Syndications Capital Markets, JPMorgan Chase & Co. (a financial services company) (2000–2005).

Director—the Company; PMMC; and PMMC II.

None

Name, Age and Address (1)	Position with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships
Interested Director*
Kaysie Uniacke (60)	Class II Director	Director since January 2014; term expires 2022

Chair of the Board—Goldman Sachs Asset Management International (2013–Present); Director—Goldman Sachs Dublin and Luxembourg family of funds (2013–Present); Advisory Director—Goldman Sachs (2013–Present); Global Chief Operating Officer—GSAM (2007–2012); Partner, Goldman Sachs (2002–2012); and Managing Director—Goldman Sachs (1997–2002).

Director—the Company; PMMC; and PMMC II.

*

Ms. Uniacke is considered to be an “Interested Director” because she holds positions with Goldman Sachs and owns securities issued by Group Inc. Ms. Uniacke holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

(1)	Each nominee and director may be contacted by writing to the nominee or director, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.

The significance or relevance of a nominee’s or director’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all nominees and directors include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other directors and with representatives of GSAM and its affiliates, other service providers, legal counsel and the Company’s independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Company and the Stockholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Directors. Based on each nominee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of the other directors, the Board has concluded that each nominee should continue to serve as a director. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each nominee, as well as of the continuing directors, that led the Board to conclude that such individual should serve as a director.

Class I Director Nominees

Independent Directors

Carlos E. Evans. Mr. Evans has served on the Board since October 2020. Mr. Evans is retired. He also serves on the Board of Directors of MMLC II. Mr. Evans is currently a member of the Board of Directors of Sykes Enterprises, Incorporated, an international provider of outsourced customer contact management services, and is chairman of the Board of Directors of Highwoods Properties, Inc., a real estate investment trust, where he serves as chair of the Compensation/Governance Committee and as a member of the Executive Committee. Prior to his retirement in 2014, Mr. Evans worked for Wells Fargo Bank, most recently serving as executive vice president and group head of the eastern division of Wells Fargo commercial banking. From 2006 until Wachovia Corporation’s merger with Wells Fargo in 2009, Mr. Evans served as wholesale banking executive and an executive vice president for the Wachovia general banking group. Previously, he held senior management positions with First Union National Bank and with Bank of America and its predecessors, including NationsBank, North Carolina National Bank and Bankers Trust of South Carolina, which he joined in 1973. Mr. Evans is chairman emeritus of the board of the Spoleto Festival USA and was previously chairman of the board of the Medical University of South Carolina Foundation. Mr. Evans also serves on the boards of four private companies, National Coatings and Supplies Inc., Warren Oil Company, LLC, American Welding & Gas Inc. and Johnson Management. Based on the foregoing, Mr. Evans is experienced with financial and investment matters.

Timothy J. Leach. Mr. Leach has served on the Board since October 2020. Mr. Leach is retired. He also serves on the Board of Directors of MMLC II. From 2008 until his retirement in July 2016, Mr. Leach served as chief investment officer of US Bank Wealth Management. Prior to joining US Bank, Mr. Leach held senior management positions with U.S. Trust Company and various investment advisers and asset managers, including Wells Fargo Private Investment Advisors, Wells Fargo Alternative Asset Management, ABN Amro Global Asset Management, ABN Amro Asset Management (USA) and Qualivest Capital Management. Mr. Leach currently serves as chairman of the board of directors of Habitat for Humanity of Sonoma County. Based on the foregoing, Mr. Leach is experienced with financial and investment matters.

Susan B. McGee. Ms. McGee was elected to the Board on May 1, 2018, with such election effective as of June 1, 2018. Ms. McGee is retired. She also serves on the Board of Directors of PMMC and PMMC II. Ms. McGee worked for 26 years at U.S. Global Investors, Inc., an investment management firm, until June 2018, during which time she held several senior management positions, including President, General Counsel and Chief Compliance Officer. She has also been involved in the governance of the U.S. Global Investors Funds, serving as Vice President until June 2018. In addition, Ms. McGee serves on the Board of Governors of the Investment Company Institute and as Chairperson of the Investment Company Institute Small Funds Committee. She also serves as a member of the SEC’s Asset Management Advisory Committee. She is also a member of the Board of Directors of the San Antonio Sports Foundation, a not-for-profit organization, ETTL Engineers and Consultants, and Nobul Corporation, a digital home-buying marketplace. Based on the foregoing, Ms. McGee is experienced with financial and investment matters.

Continuing Directors not up for re-election at the Meeting

Independent Directors

Jaime Ardila. Mr. Ardila was elected as one of the Company’s directors in February 2016 and as Chairman of the Board in January 2018. Mr. Ardila is retired. He also serves as a member and Chairman of the Board of Directors of PMMC and PMMC II. Mr. Ardila is a member of the Board of Directors of Accenture plc, a management consulting services company, where he serves as Chair of the Finance Committee and a member of the Audit Committee, and a member of the Board of Directors of Nexa Resources S.A., an oil and gas company. Previously, he was a member of the Board of Directors of Ecopetrol, an integrated oil company, where he served as Chair of the Audit Committee and a member of the Business Committee and the Corporate Governance and Sustainability Committee, from 2016 to 2019. Mr. Ardila also worked for 29 years at General Motors Company, an automobile manufacturer, where he held several senior management positions, most recently as Executive Vice President of the company and President of General Motors’ South America region. Mr. Ardila joined General Motors in 1984. From 1996 to 1998, Mr. Ardila served as the managing director, Colombian Operations, of N M Rothschild & Sons Ltd, before rejoining General Motors in 1998. Based on the foregoing, Mr. Ardila is experienced with financial and investment matters.

Ross J. Kari. Mr. Kari was elected as one of the Company’s directors in August 2015. Mr. Kari is retired. He also serves on the Board of Directors of PMMC and PMMC II. Previously, Mr. Kari was Executive Vice President and Chief Financial Officer of Federal Home Loan Mortgage Corporation (Freddie Mac), where he worked for four years. Previously, he held senior management positions at SAFECO Corporation, a personal insurance company, Federal Home Loan Bank of San Francisco, and Wells Fargo & Company, where he began his career and worked for 19 years. Mr. Kari also serves as a Director and a member of the Audit Committee and ALCO Chairman of Summit Bank. Based on the foregoing, Mr. Kari is experienced with financial and investment matters.

Ann B. Lane. Ms. Lane was elected as one of the Company’s directors in February 2016. Ms. Lane is retired. She also serves on the Board of Directors of PMMC and PMMC II. Ms. Lane was a Director of Dealertrack Technologies, Inc., an automotive software solutions and services company, from 2007 to 2015. Previously, she worked for five years at JPMorgan Chase & Co., a financial services company, as a Managing Director and Co-Head of Syndicated & Leveraged Finance and Head of Loan Syndications Capital Markets. Prior to joining JPMorgan Chase & Co., Ms. Lane held several senior management positions at Citigroup, Inc., a financial services company, where she worked for 18 years. Based on the foregoing, Ms. Lane is experienced with financial and investment matters.

Richard A. Mark. Mr. Mark has served on the Board since October 2020. Mr. Mark has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. Mr. Mark is retired. He also serves on the Board of Directors of MMLC II. Prior to his retirement in 2015, Mr. Mark was a partner at Deloitte & Touche LLP, most recently leading the corporate development function of the advisory business of Deloitte. Mr. Mark began his career at Arthur Andersen & Co. and held various positions with Arthur Andersen, including audit partner, before joining Deloitte in 2002. From June 2019 until November 2020, Mr. Mark served on the Board of Directors of Mylan N.V., a global generics and specialty pharmaceuticals company. In November 2020, Mr. Mark was appointed to the Board of Directors of Viatris Inc. in connection with Mylan N.V.’s merger with Upjohn. Mr. Mark also served from July 2015 until August 2016 as chairman of the Board of Directors and as a member of the audit committee of Katy Industries, Inc., a manufacturer, importer and distributor of commercial cleaning and consumer storage products. Mr. Mark is a Director of Almost Home Kids, an affiliate of Lurie Children’s Hospital of Chicago, which provides care to children with complicated health needs. Mr. Mark is a certified public accountant. Based on the foregoing, Mr. Mark is experienced with accounting, financial and investment matters.

Interested Director

Kaysie Uniacke. Ms. Uniacke was elected as one of the Company’s directors in January 2014. Ms. Uniacke is the chair of the board of Goldman Sachs Asset Management International and serves on the boards of the Goldman Sachs Luxembourg and Dublin family of funds, several GSAM-managed pooled vehicles organized in the Cayman Islands, and PMMC and PMMC II; and is an advisory director to Group Inc. Previously, she was global chief operating officer of GSAM’s portfolio management business until 2012 and served on the Investment Management Division Client and Business Standards Committee. Prior to this, she was president of Goldman Sachs Trust, the GS mutual fund family, and was head of the Fiduciary Management business within Global Manager Strategies, responsible for business development and client service globally. Earlier in her career, Ms. Uniacke managed GSAM’s U.S. and Canadian Distribution groups. In that capacity, she was responsible for overseeing all North American institutional and third-party sales channels, marketing and client service functions, for which client assets exceeded $200 billion. Before that, Ms. Uniacke was head of GSAM’s Global Cash Services business, where she was responsible for overseeing the management of assets exceeding $100 billion. Ms. Uniacke worked at Goldman Sachs from 1983 to 2012 where she was named managing director in 1997 and partner in 2002. Ms. Uniacke serves on the board of Person-to-Person, a non-profit organization that supports the working poor in lower Fairfield County, CT. Based on the foregoing, Ms. Uniacke is experienced with financial and investment matters.

Compensation of Directors

From January 1, 2020 to December 31, 2020, each Independent Director was compensated with a $125,000 annual fee for his or her services as director, except that Mr. Evans and Mr. Leach received pro-rated fees of $27,514 each and Mr. Mark received a pro-rated fee of $30,815, due to their appointment to the Board in October 2020 following the Company’s merger with Goldman Sachs Middle Market Lending Corp. (“MMLC”). In addition, the Chairman of the Board earned an additional annual fee of $36,000 and the directors designated as the “audit committee financial expert,” as defined in Item 407 of Regulation S-K, collectively earned an additional annual fee of $15,000 for their additional services in these capacities. The Independent Directors are reimbursed for travel and other reasonable expenses incurred in connection with attending Board and committee meetings. The Company may also pay the incidental costs of a director to attend training or other types of conferences relating to the business development company (“BDC”) industry. In addition, the Company purchases directors’ and officers’ liability insurance on behalf of the directors.

It is the responsibility of the Independent Directors to review their own compensation and recommend to all of the directors the appropriate level of compensation. This level of compensation may be adjusted from time to time. In conducting their review, the Independent Directors use such information as they deem relevant, including compensation paid to directors of other BDCs of similar size and the time and effort required of the directors in fulfilling their responsibilities to the Company.

The following table shows information regarding the compensation earned by the Independent Directors for the fiscal year ended December 31, 2020. No compensation is paid by the Company to any Interested Director or executive officer of the Company.

	Total Compensation From the Company (1)(2)	Total Compensation From the Goldman Sachs Fund Complex (1)
Interested Director
Kaysie Uniacke (3)	—	—

Independent Directors
Jaime Ardila (4)	$161,000	$341,000
Carlos E. Evans (5)	$27,514	$125,000
Ross Kari (6)	$136,698	$286,698
Ann B. Lane	$125,000	$255,000
Timothy J. Leach (7)	$27,514	$144,498
Susan B. McGee	$125,000	$255,000
Richard A. Mark (8)(9)	$30,815	$140,000

(1)	Reflects compensation earned during the year ended December 31, 2020. For the Independent Directors, the Goldman Sachs Fund Complex includes the Company, PMMC, PMMC II and MMLC.
(2)

The Company did not award any portion of the fees earned by its directors in stock or options during the year ended December 31, 2020. The Company does not have a profit-sharing plan, and directors do not receive any pension or retirement benefits from us.

(3)	Ms. Uniacke is an Interested Director and, as such, receives no compensation from the Company or the Goldman Sachs Fund Complex for her service as director or trustee.
(4)	Includes compensation as Chairman of the Board.
(5)	Mr. Evans was appointed to the Board in October 2020.
(6)	Includes compensation as “audit committee financial expert.”
(7)	Mr. Leach was appointed to the Board in October 2020.
(8)	Mr. Mark was appointed to the Board in October 2020.
(9)	Includes compensation as “audit committee financial expert.”

Board Composition and Leadership Structure

The Company’s business and affairs are managed under the direction of the Board. The Board consists of eight members, seven of whom are Independent Directors. The Board elects the Company’s officers, who serve at the discretion of the Board. The responsibilities of the Board include quarterly valuation of the Company’s assets, corporate governance activities, oversight of the Company’s financing arrangements and oversight of its investment activities.

The Board’s role in the management of the Company is one of oversight. Oversight of the Company’s investment activities extends to oversight of the risk management processes employed by GSAM as part of its day-to-day management of the Company’s investment activities. The Board reviews risk management processes at both regular and special Board meetings throughout the year, consulting with appropriate representatives of GSAM as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with the Company’s investment activities are accurately identified, thoroughly investigated and responsibly addressed. Stockholders should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of the Company’s investments. The Board also oversees the quarterly valuation of the Company’s assets.

The Board has established an Audit Committee, Governance and Nominating Committee, Compensation Committee, Compliance Committee and Contract Review Committee. The scope of each committee’s responsibilities is discussed in greater detail below.

Jaime Ardila, an Independent Director, serves as Chairman of the Board. The Board believes that it is in the best interests of the Stockholders for Mr. Ardila to lead the Board because of his familiarity with the Company’s portfolio companies, his broad corporate background and experience with financial and investment matters and his significant senior management experience, as described above. Mr. Ardila generally acts as a liaison between management, officers and attorneys between meetings of the Board and presides over all executive sessions of the Independent Directors without management. The Board believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The Board also believes that its size creates an efficient corporate governance structure that provides opportunity for direct communication and interaction between management and the Board.

The Board had seven formal meetings in 2020. Each director attended at least 75% of the meetings of the Board and of the respective committees on which he or she served during the fiscal year ended December 31, 2020. To promote effectiveness of the Board, under normal circumstances directors are strongly encouraged to attend regularly scheduled Board meetings in person.

None of the Company’s directors attended the 2020 Annual Meeting of Stockholders.

Committees of the Board

Audit Committee

The current members of the Audit Committee are Mr. Ardila, Mr. Evans, Mr. Kari, Ms. Lane, Mr. Leach, Mr. Mark and Ms. McGee, each of whom is an Independent Director. Mr. Ardila simultaneously serves on the audit committees of more than three public companies, and the Board has determined that his simultaneous service on the audit committees of other public companies does not impair his ability to effectively serve on the Audit Committee. Mr. Mark serves as Chairman of the Audit Committee. The Board and the Audit Committee have determined that Mr. Mark is an “audit committee financial expert,” as defined in Item 407 of Regulation S-K.

The Audit Committee is responsible for overseeing matters relating to the appointment and activities of the Company’s auditors, audit plans and procedures, various accounting and financial reporting issues and changes in accounting policies, and reviewing the results and scope of the audit and other services provided by the independent public accountants. The Audit Committee is also responsible for aiding the Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Audit Committee’s charter is available on the Company’s website (https://www.goldmansachsbdc.com).

The Audit Committee held six formal meetings in 2020.

Governance and Nominating Committee

The current members of the Governance and Nominating Committee are Mr. Ardila, Mr. Evans, Mr. Kari, Ms. Lane, Mr. Leach, Mr. Mark and Ms. McGee, each of whom is an Independent Director. Mr. Ardila serves as the Chairman of the Governance and Nominating Committee. The Governance and Nominating Committee is responsible for identifying, researching and nominating Independent Directors for election by the Stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, determining, or recommending to the Board for determination, the compensation of the Interested Director, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and management.

All candidates nominated for an Independent Director position must meet applicable independence requirements and have the capacity to address financial and legal issues and exercise reasonable business judgment. The Governance and Nominating Committee considers a variety of criteria in evaluating candidates (including candidates nominated by a Stockholder), including (1) experience in business, financial or investment matters or in other fields of endeavor; (2) financial literacy and/or whether he or she is an “audit committee financial expert,” as defined in Item 407 of Regulation S-K; (3) reputation; (4) ability to attend scheduled Board and committee meetings; (5) general availability to attend to Board business on short notice; (6) actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Company; (7) length of potential service; (8) commitment to the representation of the interests of the Company and the Stockholders; (9) commitment to maintaining and improving his or her skills and education; (10) experience in corporate governance and best business practices; and (11) the diversity that he or she would bring to the Board’s composition.

The Governance and Nominating Committee considers nominees properly recommended by a Stockholder. The Company’s bylaws provide that for any nomination to be properly brought by a Stockholder for a meeting, such Stockholder must comply with advance notice requirements and provide the Company with certain information. Generally, to be timely, a Stockholder’s notice must be received at the Company’s principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of Stockholders. The Company’s bylaws further provide that nominations of persons for election to the Board at a special meeting may be made only by or at the direction of the Board and, provided that the Board has determined that directors will be elected at the meeting, by a Stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. The Governance and Nominating Committee’s charter is available on the Company’s website (https://www.goldmansachsbdc.com).

The Governance and Nominating Committee held four formal meetings in 2020.

Compensation Committee

The current members of the Compensation Committee are Mr. Ardila, Mr. Evans, Mr. Kari, Ms. Lane, Mr. Leach, Mr. Mark and Ms. McGee, each of whom is an Independent Director. The Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation, if any, of the Company’s chief executive officer and all other executive officers. The Compensation Committee also assists the

Board with matters related to compensation generally, except with respect to compensation of the directors. As discussed in “Compensation of Directors,” above, it is the responsibility of the Independent Directors to review their own compensation and recommend to all of the directors the appropriate level of compensation. As none of the Company’s executive officers currently is compensated by the Company, the Compensation Committee does not produce and/or review a report on executive compensation practices. The Compensation Committee’s charter is available on the Company’s website (https://www.goldmansachsbdc.com).

The Compensation Committee did not hold any formal meetings in 2020.

Compensation Committee Interlocks and Insider Participation

No current member of the Compensation Committee is or has been at any time one of the Company’s officers or employees. None of the Company’s executive officers currently serves, or has served during the last completed fiscal year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.

Compliance Committee

The current members of the Compliance Committee are Mr. Ardila, Mr. Evans, Mr. Kari, Ms. Lane, Mr. Leach, Mr. Mark and Ms. McGee, each of whom is an Independent Director. Mr. Ardila serves as Chairman of the Compliance Committee. The Compliance Committee is responsible for overseeing the Company’s compliance processes, and insofar as they relate to services provided to us, the compliance processes of the investment adviser, underwriters (if any), administrator and transfer agent, except that compliance processes relating to the accounting and financial reporting processes and certain related matters are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. The Compliance Committee’s charter is available on the Company’s website (https://www.goldmansachsbdc.com).

The Compliance Committee held four formal meetings in 2020.

Contract Review Committee

The current members of the Contract Review Committee are Mr. Ardila, Mr. Evans, Mr. Kari, Ms. Lane, Mr. Leach, Mr. Mark and Ms. McGee, each of whom is an Independent Director. Mr. Ardila serves as Chairman of the Contract Review Committee. The Contract Review Committee is responsible for overseeing the processes of the Board for reviewing and monitoring performance under the Company’s investment management, placement agent (if any), principal underwriting (if any) and certain other agreements with GSAM and its affiliates. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Company’s other service providers, including the Company’s custodian/accounting agent, transfer agent, printing firms, and professional firms (other than the Company’s independent auditor, which is the responsibility of the Audit Committee). The Contract Review Committee’s charter is available on the Company’s website (https://www.goldmansachsbdc.com).

The Contract Review Committee had one formal meeting in 2020.

Information about Executive Officers who are not Directors

Set forth below is certain information about the Company’s executive officers who are not directors:

Name	Age	Positions with the Company
Brendan McGovern	51	Chief Executive Officer and President
Jon Yoder	47	Chief Operating Officer
Joseph DiMaria	52	Interim Chief Financial Officer and Treasurer
Julien Yoo	49	Chief Compliance Officer
David Yu	39	Executive Vice President and Head of Research
Michael Mastropaolo	42	Executive Vice President
Jordan Walter	40	Executive Vice President
David Pessah	35	Principal Accounting Officer

The address for each executive officer is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282. Each officer holds office at the pleasure of the Board until the next election of officers or until his or her successor is duly elected and qualifies.

Brendan McGovern. Mr. McGovern was appointed as the Company’s chief executive officer and president in March 2013. Mr. McGovern heads GSAM’s Private Credit Group, is the chief executive officer and president of PMMC, PMMC II and MMLC II and also serves as co-head and senior portfolio manager of the GSAM Credit Alternatives portfolio management team. He is also the Chair and a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of the Company’s investments. Mr. McGovern joined the firm in 2006. Prior to joining the firm, Mr. McGovern served as a managing director in the Global Investment Group at Amaranth Advisors, where he co-headed the fund’s private placement efforts for both debt and equity linked products in the United States. He is also on the board of directors for the Oxalosis and Hyperoxaluria Foundation.

Jon Yoder. Mr. Yoder was appointed as the Company’s chief operating officer in March 2013. Mr. Yoder is the chief operating officer of PMMC, PMMC II and MMLC II and a member of GSAM’s Private Credit Group with a focus on sourcing, structuring and executing privately negotiated debt financings. He is also a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of the Company’s investments. Mr. Yoder joined the firm in 2005. Prior to joining the firm, he was a member of the mergers and acquisitions and private equity groups at Paul, Weiss, Rifkind, Wharton & Garrison, LLP.

Joseph DiMaria. Mr. DiMaria was appointed as the Company’s interim chief financial officer and interim treasurer in February 2021. Mr. DiMaria serves as a Managing Director of GSAM and has served in a management capacity in the Goldman Sachs Asset Management Division’s Fund Controllers team since 2015. He also currently serves as the principal financial officer, treasurer and principal accounting officer of the Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs Trust II, Goldman Sachs ETF Trust, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund. Prior to joining GSAM, Mr. DiMaria spent 12 years with Columbia Threadneedle Investments.

Julien Yoo. Ms. Yoo is the chief compliance officer of the Company and has served in such capacity since June 2019. Ms. Yoo is also the chief compliance officer of PMMC, PMMC II, MMLC II, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs Trust II, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs ETF Trust and Goldman Sachs Real Estate Diversified Income Fund. Ms. Yoo joined Goldman Sachs in 2013. Prior to joining Goldman Sachs, Ms. Yoo was a Vice President in the legal department of Morgan Stanley Investment Management. Prior to joining Morgan Stanley, she was an associate at Shearman & Sterling, LLP and at Swidler Berlin Shereff Friedman, LLP.

David Yu. Mr. Yu was appointed as an executive vice president and Head of Research of the Company in March 2013. Mr. Yu is executive vice president and Head of Research of PMMC, PMMC II and MMLC II and a

member of the GSAM Private Credit Group with a focus on sourcing, structuring and executing privately negotiated debt financings and serves as its Head of Research. Mr. Yu is a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of the Company’s investments. Mr. Yu joined the firm in 2006. Prior to joining the firm, Mr. Yu was an associate in the Global Investments Group at Amaranth Advisors, where he similarly worked with public and private issuers to structure and execute debt and equity financings. Prior to joining Amaranth, he worked in the Leveraged Finance and Sponsor Coverage Group at CIBC World Markets.

Michael Mastropaolo. Mr. Mastropaolo was appointed as an executive vice president of the Company in February 2019. Mr. Mastropaolo is executive vice president of PMMC, PMMC II and MMLC II and a member of the GSAM Credit Alternatives team with a focus on sourcing, structuring and executing privately negotiated debt financings. He is also a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of the Company’s investments. Mr. Mastropaolo joined the firm in 2016. Prior to joining the firm, Mr. Mastropaolo was a director at Golub Capital where he originated and managed middle market debt and equity investments. Mr. Mastropaolo started his career at General Electric in the Investment Analyst training program at GE Capital.

Jordan Walter. Mr. Walter was appointed as an executive vice president of the Company in February 2018. Mr. Walter is executive vice president of PMMC, PMMC II and MMLC II and a member of the GSAM Credit Alternatives team with a focus on sourcing, structuring and executing privately negotiated debt financings. He is also a voting member of the Private Credit Group’s Investment Committee, which is responsible for evaluating and approving all of the Company’s investments. Mr. Walter joined the firm in 2014. Prior to joining the firm, Mr. Walter was a vice president at MCG Capital where he originated and managed middle market debt and equity investments. Prior to joining MCG Capital, Mr. Walter was in the Financial Management Program at General Electric.

David Pessah. Mr. Pessah was appointed as Principal Accounting Officer of the Company in March 2020. Mr. Pessah is Principal Accounting Officer of PMMC, PMMC II and MMLC II. Mr. Pessah is a Vice President in the BDC Fund Controllers team of Goldman Sachs Asset Management, L.P., the Company’s investment adviser. Mr. Pessah is responsible for fund accounting and financial reporting oversight as well as the continuous improvement of the Company’s internal control over financial reporting. Prior to joining Goldman Sachs in September 2010, he worked in the audit practice at Ernst & Young LLP.

Certain Relationships and Related Party Transactions

Investment Management Agreement

The Company is party to an investment management agreement, pursuant to which the Company pays GSAM, a wholly owned subsidiary of Group Inc., a fee for investment management services consisting of a management fee based on the Company’s gross assets (excluding cash and cash equivalents but including assets purchased with borrowed amounts) and an incentive fee based on the performance of the Company’s investments. Certain of the Company’s officers are also officers and employees of GSAM.

For the year ended December 31, 2020, the management fee was calculated at an annual rate of 1.00% (0.25% per quarter) of the average value of the Company’s gross assets at the end of each of the two most recently completed calendar quarters, and the incentive fee was calculated based on (a) the amount by which our ordinary income exceeds certain “hurdle rates,” and (b) our capital gains.

For the year ended December 31, 2020, the Company paid GSAM a total of $12.60 million in fees (excluding fees that are accrued but not paid) pursuant to the investment management agreement, which consisted of $10.75 million in management fees and $1.85 million in incentive fees. Additionally, for the year ended December 31, 2020, the Company paid GSAM a total of $10.83 million in fees pursuant to the MMLC investment management agreement with GSAM, which consisted of $4.16 million in management fees and $6.67 million in incentive fees, and which were assumed in the Company’s merger with MMLC.

License Agreement

The Company is party to a license agreement with an affiliate of Goldman Sachs pursuant to which the Company has been granted a non-exclusive, royalty-free license to use the “Goldman Sachs” name. Under this agreement, the Company does not have a right to use the Goldman Sachs name if GSAM or another affiliate of Goldman Sachs is not the Company’s investment adviser or if the Company’s continued use of such license results in a violation of applicable law, results in a regulatory burden or has adverse regulatory consequences. Other than with respect to this limited license, the Company has no legal right to the “Goldman Sachs” name.

Co-Investment Opportunities

The Company has in the past co-invested, and in the future may co-invest, on a concurrent basis with other funds managed by GSAM and its affiliates, but not if such co-investment is impermissible under existing regulatory guidance, applicable regulations or GSAM’s allocation procedures. Certain types of negotiated co-investments may be made only if the Company receives an order from the SEC permitting the Company to do so. On January 4, 2017, the SEC granted the Company, PMMC and MMLC, as well as certain other funds managed by GSAM in the future, the exemptive relief to make negotiated co-investments, subject to certain terms and conditions in the exemptive relief.

The Merger with Goldman Sachs Middle Market Lending Corp.

On October 12, 2020, we completed our previously announced merger with MMLC, a fund managed by GSAM (the “Merger”), pursuant to the Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 11, 2020. In accordance with the terms of the Merger Agreement, at the effective time of the Merger, each outstanding share of MMLC common stock was converted into the right to receive, for each share of MMLC common stock, that number of shares of the Company’s common stock, par value $0.001 per share, with a net asset value (“NAV”) equal to the NAV per share of MMLC common stock, in each case calculated as of October 9, 2020. As a result of the Merger, we issued an aggregate of 61,037,311 shares of common stock to former MMLC stockholders. In connection with the Merger, GSAM reimbursed each of us and MMLC, in each case in an amount of $4.00 million, for all fees and expenses incurred and payable by us or MMLC, in connection with or related to the Merger (including all documented fees and expenses of counsel, accountants, experts and consultants to us or the special committee of the Board of Directors), on the one hand, or MMLC or the special committee of its board of directors, on the other hand).

Related Party Transaction Review Policy

The Audit Committee will review any potential related party transactions brought to its attention, and, during these reviews, will consider any conflicts of interest brought to its attention pursuant to the Company’s Code of Ethics. Each of the Company’s directors and executive officers is instructed and periodically reminded to inform GSAM Compliance of any potential related party transactions. In addition, each such director and executive officer completes a questionnaire on an annual basis designed to elicit information about any potential related party transactions.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting of the Board held on December 8, 2020, the Audit Committee selected and recommended, and the Board, including a majority of the Independent Directors approved, the selection of PricewaterhouseCoopers LLP to act as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2021. This selection is presented for ratification by the Stockholders. If the Stockholders fail to ratify the selection of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the year ending December 31, 2021, the Audit Committee and the Board will reconsider the continued retention of PricewaterhouseCoopers LLP.

Representatives of PricewaterhouseCoopers LLP are expected to be available telephonically during the Meeting and will be available to respond to appropriate questions from Stockholders if necessary. Representatives of PricewaterhouseCoopers LLP will be given the opportunity to make statements at the Meeting, if they so desire.

Audit Fees

The aggregate audit fees billed by PricewaterhouseCoopers LLP for the years ended December 31, 2020 and 2019 were $987,750 and $845,000, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements, review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q and services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

The aggregate audit-related fees billed by PricewaterhouseCoopers LLP for the years ended December 31, 2020 and 2019 were $697,000 and $33,500, respectively.

Audit-related fees are for any services rendered to the Company that are reasonably related to the performance of the audits or reviews of the Company’s consolidated financial statements (but not reported as audit fees above). These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

The aggregate audit-related fees billed by PricewaterhouseCoopers LLP to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the years ended December 31, 2020 and 2019 were $1,126,432 and $1,200,400, respectively. These amounts represent fees PricewaterhouseCoopers LLP billed to GSAM for services related to the SSAE 18 report.

Tax Fees

No fees were billed by PricewaterhouseCoopers LLP for services rendered to the Company for tax compliance, tax advice and tax planning for the years ended December 31, 2020 and 2019.

Fees included in the tax fees category comprise all services performed by professional staff in the independent registered public accountant’s tax division except those services related to the audits. This category comprises fees for tax compliance services provided in connection with the preparation and review of the Company’s tax returns.

No tax fees were billed by the Company’s independent registered public accountant to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the years ended December 31, 2020 and 2019.

All Other Fees

No fees were billed by PricewaterhouseCoopers LLP for products and services provided to the Company, other than the services reported in “Audit Fees” and “Tax Fees” above, for the years ended December 31, 2020 and 2019.

Other than services reported under “Audit-Related Fees,” no other fees were billed by the Company’s independent registered public accountant to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the years ended December 31, 2020 and 2019.

Aggregate Non-Audit Fees

No non-audit fees were billed to the Company’s investment adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the years ended December 31, 2020 and 2019. This includes any non-audit services required to be pre-approved or non-audit services that did not require pre-approval since they did not directly relate to the Company’s operations or financial reporting.

Pre-Approval of Audit and Non-Audit Services Provided to the Company

The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Company may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the audit committee financial expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the SEC’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor. All of the audit and permitted non-audit services described above for which PricewaterhouseCoopers LLP billed the Company for the fiscal years ended December 31, 2020 and 2019 were pre-approved by the Audit Committee.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of  Non-Audit Services Provided to GSAM. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to the Company, the Audit Committee will pre-approve those non-audit services provided to the Company’s investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Company) where the engagement relates directly to the operations or financial reporting of the Company.

The Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of PricewaterhouseCoopers LLP. The Audit Committee did not approve any of the audit-related, tax, or other non-audit fees described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. Except as described above, PricewaterhouseCoopers LLP did not provide any audit-related services, tax services or other non-audit services to GSAM or any entity controlling, controlled by or under common control with GSAM that provides ongoing services to the Company that the Audit Committee was required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee considered whether the provision of non-audit services rendered to GSAM and any entity controlling, controlled by, or under common control with GSAM that provides ongoing services to the Company that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Company is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

ON FEBRUARY 24, 2021, THE BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDED THAT YOU VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

Audit Committee Report (1)

The following is the report of the Audit Committee of Goldman Sachs BDC, Inc. (the “Company”) with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2020 (the “Audited Financial Statements”).

The Audit Committee has: (a) reviewed and discussed the Audited Financial Statements with the management of the Company; (b) discussed with the independent auditor the matters required to be discussed by Auditing Standard 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”); and (c) received the written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB Ethics and Independence Rule 3526 regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the auditor’s independence.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Company for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Company’s independent auditor. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the Audited Financial Statements and the discussions referred to above with management and the Company’s independent auditor, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit Committee recommended to the Board of Directors that the Audited Financial Statements be accepted by the Board of Directors and included in the Company’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

February 24, 2021

The Audit Committee

Richard A. Mark, Chairman

Jaime Ardila

Carlos E. Evans

Ross J. Kari

Ann B. Lane

Timothy J. Leach

Richard A. Mark

Susan B. McGee

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS

The management of the Company does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of Joseph McClain and Elaine Ng, who are the persons named as proxies.

VOTE REQUIRED FOR THE ELECTION OF THE DIRECTOR AND

APPROVAL OF OTHER MATTERS AT THE MEETING

A quorum for the transaction of business at the Meeting is established by the presence, virtually or by proxy, of holders representing a majority of the votes entitled to be cast at the Meeting. Stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting and at any postponements or adjournments thereof. There were 101,599,020 shares of the Company’s common stock outstanding on April 1, 2021. Each share of common stock is entitled to one vote. Cumulative voting is not permitted.

Election of Directors

For Proposal 1, the election of each nominee requires a majority of the votes cast by all Stockholders present, virtually or by proxy, at the Meeting, provided that if, as of the tenth (10th) day preceding the date the Company first mails the notice of such meeting to the Stockholders, the number of nominees for the directorships (or, if applicable, the directorships of a particular class of directors) exceeds the number of such directors to be elected, such directors shall be elected by the vote of a plurality of the votes cast. Under the Company’s bylaws, a majority of votes cast means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that director’s election).

Ratification of Auditor

Approval of Proposal 2, the ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm, requires a majority of the votes by all Stockholders present, virtually or by proxy, at the Meeting.

Broker Non-Votes

Broker “non-votes” are shares held in an account with an Authorized Institution for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority with respect to a non-routine proposal. As broker non-votes are entitled to vote on Proposal 2, broker non-votes will be counted as shares present for purposes of determining whether a quorum is present for purposes of transacting business at the Meeting.

Proposal 1 is a non-routine matter. As a result, if you hold shares in “street name” through a broker, bank or other nominee, your broker, bank or nominee will not be permitted to exercise voting discretion with respect to Proposal 1, the election of two Class III directors. Therefore, if you do not vote and you do not give your broker or other nominee specific instructions on how to vote for you, then your shares will have no effect on Proposal 1.

Proposal 2, the ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm, is a routine matter. As a result, if you beneficially own your shares and you do not provide your broker or nominee with voting instructions, then your broker, bank or nominee will be able to vote your shares for you on Proposal 2.

Abstentions

Abstentions will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against the Proposal for which the proxy card has been marked “Abstain”. Accordingly, abstentions will have no effect on Proposal 1, and the effect of a vote against Proposal 2.

Adjournment

If less than a quorum is present at the Meeting or if an insufficient number of votes is present for the approval of the Proposals, the chairman of the Meeting shall have the power to adjourn the Meeting from time to time without notice other than announcement at the Meeting.

A vote may be taken on either Proposal prior to any such adjournment if there are sufficient votes for approval of such Proposal.

COMMUNICATIONS WITH THE BOARD

All interested parties, including Stockholders, may send communications to the Board, the Independent Directors, the Chairman or any other individual director, by addressing such communication to the Board, the Independent Directors, the Chairman or to the individual director, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.

ANNUAL AND QUARTERLY REPORTS

Copies of the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available, without charge, on its website (https://www.goldmansachsbdc.com) or upon request by writing to the Company or by calling the Company toll-free at (866) 875-8614. Please direct your written request to Caroline Kraus, Secretary, at the Company, c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282. Copies of such reports are also posted and are available without charge on the SEC’s website at www.sec.gov.

CORPORATE GOVERNANCE

Code of Ethics

The Company has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and the Company has also approved GSAM’s Code of Ethics that it adopted in accordance with Rule 17j-1 and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. These Codes of Ethics establish, among other things, procedures for personal investments and restrict certain personal securities transactions, including transactions in securities that are held by the Company. Personnel subject to each code may invest in securities for their personal investment accounts, so long as such investments are made in accordance with the code’s requirements.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics which applies to, among others, the Company’s Chief Executive Officer and Chief Financial Officer. The Company intends to disclose any material amendment to or waivers of required provisions of the Code of Business Conduct and Ethics on a current report on Form 8-K or on the Company’s website. The Code of Business Conduct and Ethics can be accessed via the Company’s website (https://www.goldmansachsbdc.com).

Corporate Governance Guidelines and Director Charter

The Company has adopted a Corporate Governance Guidelines and Director Charter which applies to, among other things, the authority and duties of the directors, the composition of the Board and the election and role of the Chairman of the Board. The Corporate Governance Guidelines and Director Charter can be accessed via the Company’s website (https://www.goldmansachsbdc.com).

ADDITIONAL INFORMATION

The principal address of the Company’s investment adviser is Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282.

The principal address of the Company’s administrator is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

STOCKHOLDER PROPOSALS

The Company expects that the 2022 Annual Meeting of Stockholders will be held in May 2022, but the exact date, time and location of such meeting have yet to be determined. A Stockholder who intends to present a proposal at that annual meeting, including nomination of a director, must submit the proposal in writing to the Secretary of the Company at Goldman Sachs BDC, Inc., c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282. Notices of intention to present proposals, including nomination of a director, at the 2022 Annual Meeting of Stockholders must be received by the Company no earlier than January 14, 2022 and no later than February 13, 2022. In order for a proposal to be considered for inclusion in the Company’s proxy statement for the 2022 Annual Meeting of Stockholders, the Company must receive the proposal no later than November 22, 2021. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Stockholders who do not expect to virtually attend the Meeting and who wish to have their shares voted are requested to vote by mail, Internet or telephone. If you choose to vote by mail, please sign and date the enclosed proxy card and return it in the enclosed envelope. No postage is required if mailed in the United States. If you choose to vote by Internet or telephone, please use the control number on the proxy card and follow the instructions on the proxy card. If you have any questions regarding the proxy materials please contact the Company at (866) 875-8614.

GSBDANNPRXYSTMT2021

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING

at the following Website:

www.meetingcenter.io/202410634,

on May 14 at 10:00a.m. Eastern Time

To participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card.

The Password for this meeting is

BDC2021

Please detach at perforation before mailing.

PROXY                                                            GOLDMAN SACHS BDC, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 14, 2021

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned stockholder(s) of Goldman Sachs BDC, Inc., (the “Company”) revoking previous proxies, hereby appoints Joseph McClain and Elaine Ng, or any one of them, true and lawful attorneys with power of substitution of each, to vote all shares of common stock, par value $0.001 per share, of Goldman Sachs BDC, Inc., which the undersigned is entitled to vote, at the Annual Meeting of Stockholders (“Annual Meeting”) to be held virtually on May 14, 2021, at 10:00 a.m. Eastern Time, at the following Website: www.meetingcenter.io/202410634. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is BDC2021. The undersigned hereby revokes any and all proxies with respect to such shares heretofore by the undersigned.

Receipt of the Notice of Annual Meeting and the accompanying Proxy Statement is hereby acknowledged by the undersigned. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the Proposals. Additionally, in their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

GSB_31991_031721

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

2021 Annual Meeting of Stockholders of Goldman Sachs BDC, Inc.

to Be Held Virtually on May 14, 2021, at 10:00 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/gld-31991

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

Proposals THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDED THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

1.	To elect three Class I directors of the Company, who will each serve until the 2024 annual meeting of the stockholders or until his or her successor is duly elected and qualified.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01. Carlos E. Evans 02. Timothy J. Leach 03. Susan B. McGee	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

		FOR	AGAINST	ABSTAIN

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.	☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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